Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

On July 1, 2015, NV5 Holdings, Inc., a Delaware corporation (the “Company”), completed its acquisition of all the outstanding shares of capital stock of The RBA Group, Inc., Engineers, Architects and Planners, a New Jersey corporation (“RBA”), an engineering, planning, and architectural firm providing services to federal, state and local governmental agencies and the private sector in the Eastern region of the United States (the “Acquisition”), pursuant to the Stock Purchase Agreement by and among the Company, each of the stockholders of RBA (the “RBA Stockholders”), and the stockholders representative, for an aggregate purchase price consideration of up to $13.0 million, subject to adjustments in accordance with the terms of the Agreement.

The following tables set forth certain unaudited pro forma condensed combined financial data giving effect to NV5 Holdings, Inc.’s (“we”, “us”, the “Company”, or “NV5 Holdings”) acquisition of RBA.

The following unaudited pro forma condensed consolidated combined financial statements reflect the historical consolidated results of the Company and RBA, on a pro forma basis to give effect to the following transactions, which are described in further detail below, as if they had occurred on June 30, 2015 for pro forma balance sheet purposes, and on January 1, 2014 for pro forma statements of operations purposes.

The Company’s fiscal year end is December 31 and RBA’s fiscal year end was previously September 30. After the acquisition, RBA changed its fiscal year end to December 31; however, pursuant to Rule 11-02(c)(3) of Regulation S-X, the fiscal years are not being conformed for the purpose of presenting pro forma condensed consolidated combined financial statements, because the two fiscal year ends are not separated by more than 93 days. The unaudited pro forma condensed combined statement of operations reflects the audited statement of operation for the year ended December 31, 2014 for the Company and the audited statement of operations for the year ended September 30, 2014 for RBA. In the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2015, the Company has elected to align the results of operations for RBA to match those of the Company. RBA’s historical information included in the unaudited pro forma condensed consolidated combined statement of operations for the six months ended June 30, 2015 is derived by subtracting RBA’s unaudited consolidated statement of operations for the three months ended December 31, 2014 from its unaudited consolidated statement of operations for the nine months ended June 30, 2015.  We believe any difference in gross profit, selling and marketing expenses, and operating income resulting from aligning the six month period end date is immaterial to the pro forma condensed combined financial statements.

The pro forma statement of operations and the pro forma balance sheet are hereafter collectively referred to as the “Pro Forma Financial Data”. The Pro Forma Financial Data is unaudited and does not purport to represent what the combined results of operations would have been if the RBA acquisition had occurred on January 1, 2014, or what those results will be for any future periods, or what the combined balance sheet would have been if the RBA acquisition had occurred on January 1, 2014.

The Pro Forma Financial Data is based upon the historical financial statements of the Company and RBA and certain adjustments which we believe are reasonable to give effect to the RBA acquisition. The pro forma adjustments and Pro Forma Financial Data included herein were prepared using the acquisition method of accounting for the business combination. The pro forma adjustments are based on preliminary estimates and certain assumptions that we believe are reasonable under the circumstances. The fair value amounts assigned to the identifiable assets acquired and liabilities assumed in connection with the RBA acquisition are considered preliminary and subject to change once the Company receives certain information it believes is necessary to finalize its purchase accounting of RBA. The Pro Forma Financial Data has been compiled from the following sources:

●

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) financial information for the Company has been derived without adjustments from the Company’s audited consolidated balance sheet and statement of operations as of and for the year ended December 31, 2014, contained in the Company’s Annual Report on Form 10−K filed with the Securities and Exchange Commission (“SEC”) on March 27, 2015;

●

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) financial information for the Company has been derived without adjustments from the Company’s audited consolidated balance sheet and statement of operations as of and for the six months ended June 30, 2015, contained in the Company’s Quarterly Report on Form 10−Q filed with the Securities and Exchange Commission (“SEC”) on August 14, 2015;

●

U.S. GAAP financial information for RBA has been derived without adjustments from RBA’s audited consolidated balance sheet and statement of operations as of and for the year ended September 30, 2014, contained in this Form 8−K/A.

●

U.S. GAAP financial information for RBA has been derived with certain adjustments as described above, from RBA’s unaudited consolidated balance sheet and statement of operations as of and for the six months ended June 30, 2015, contained in this Form 8−K/A.

The Pro Forma Financial Data should be read in conjunction with:

●	The accompanying notes to the Pro Forma Financial Data;
●

The audited consolidated financial statements of the Company as of and for the year ended December 31, 2014 and the related notes relating thereto as presented in the Company’s Annual Report on Form 10−K filed with the SEC on March 27, 2015;

●

The unaudited consolidated financial statements of the Company as of and for the six months ended June 30, 2015 and the related notes relating thereto as presented in the Company’s Quarterly Report on Form 10−Q filed with the SEC on August 14, 2015;

●	The audited consolidated financial statements of RBA as of and for the year ended September 30, 2014 and the related notes thereto included in this Form 8−K/A, and;
●	The unaudited consolidated financial statements of RBA as of and for the nine months ended June 30, 2015 and the related notes thereto included in this Form 8−K/A.

NV5 HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED COMBINED PRO FORMA BALANCE SHEET

(UNAUDITED)

AS OF JUNE 30, 2015

(in thousands)

	(1)	(2)
	NV5 Holdings,	RBA	Pro forma		Pro forma
	Inc.	Group	Adjustments		Combined
Assets

Current assets:
Cash and cash equivalents	$33,833	$337	$(12,200)	(A)(D)	$21,970
Accounts receivable, net of allowance for doubtful accounts	34,128	12,814	-		46,942
Income tax receivable	-	30			30
Prepaid expenses and other current assets	1,135	334	-		1,469
Deferred income tax assets	44	967	-		1,011
Total current assets	69,140	14,482	(12,200)		71,422
Property and equipment, net	2,476	692			3,168
Intangible assets, net	9,630	-	4,110	(B)	13,740
Goodwill	15,977	-	4,308	(B)	20,285
Other assets	787	93	-		880
Securities available for sale	-	1,867	(1,867)	(C)	-
Total assets	$98,010	$17,134	$(5,649)		$109,495

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,251	$3,998	$-		$7,249
Accrued liabilities	8,532	2,637	-		11,169
Income taxes payable	839	-	-		839
Billings in excess of costs and estimated earnings on uncompleted contracts	316	-	-		316
Client deposits	109	-	-		109
Current portion of contingent consideration	327	-	-		327
Current portion of stock repurchase obligation	227		-		227
Current portion of notes payable	6,541	3,556	(3,556)	(D)	6,541
Total current liabilities	20,142	10,191	(3,556)		26,777
Contingent consideration, less current portion	933	-	850	(A)	1,783
Stock repurchase obligation, less current portion	531	-	-		531
Deferred compensation payable	-	1,867	(1,867)	(C)	-
Deferred income taxes, less current portion	-	-	-		-
Note payable, less current portion	3,923	644	3,356	(A)(D)	7,923
Total liabilities	25,529	12,702	(1,217)		37,014

Commitments and contingencies

Stockholders’ equity:
Common stock	81	160	(160)	(E)	81
Additional paid-in capital	59,652	225	(225)	(E)	59,652
Retained Earnings	12,748	4,300	(4,300)	(E)	12,748
Stock subscription Receivable	-	(183)	183	(E)	-
Treasury Stock	-	(70)	70	(E)	-
Total stockholders’ equity	72,481	4,432	(4,432)		72,481

Total liabilities and stockholders’ equity	$98,010	$17,134	$(5,649)		$109,495

See accompanying notes to unaudited condensed combined pro forma financial information

(1) As reported in NV5’s Quarterly Report on Form 10-Q for the period ended June 30, 2015 filed with the Securities and Exchange Commission (“SEC”) on August 14, 2015.

(2) Derived from the unaudited historical financial statements for RBA included in Exhibit 99.1 to this Form 8-K/A.

NV5 HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME

(UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2014

(in thousands, except share data)

	(1)	(2)
	NV5 Holdings,	RBA	Pro forma		Pro forma
	Inc.	Group	Adjustments		Combined

Gross Revenues	$108,382	$37,564	$-		$145,946

Direct costs:
Salaries and wages	36,976	12,177	-		49,153
Sub-consultant services	15,996	8,466	-		24,462
Other direct costs	10,229	769	-		10,998
Total direct costs	63,201	21,412	-		84,613

Gross Profit	45,181	16,152	-		61,333

Operating Expenses:
Salaries and wages, payroll taxes and benefits	22,887	10,786	-		33,673
General and administrative	8,865	1,402	-		10,267
Facilities and facilities related	3,198	2,180	-		5,378
Depreciation and amortization	1,988	166	912	(F)	3,066

Total operating expenses	36,938	14,534	912		52,384

Income from operations	8,243	1,618	(912)		8,949

Other (expense) income:
Interest expense	(274)	(101)	(120)	(G)	(495)
Other, net	-		-		-
Total other (expense) income	(274)	(101)	(120)		(495)

Income (loss) before income tax expense	7,969	1,517	(1,032)		8,454
Income tax expense	(3,076)	(598)	361	(H)	(3,313)

Net income and comprehensive income	$4,893	$919	$(671)		$5,141

Earnings per share:
Basic	$0.96				$1.01
Diluted	$0.87				$0.92

Weighted-average common shares outstanding:
Basic	5,102,058				5,102,058
Diluted	5,592,010				5,592,010

See accompanying notes to unaudited condensed combined pro forma financial information.

(1) As reported in NV5’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission (“SEC”) on March 27, 2015.

(2) Derived from the audited historical financial statements included in Exhibit 99.1 to this Form 8-K/A.

NV5 HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED COMBINED PRO FORMA STATEMENT OF INCOME

(UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2015

(in thousands, except share data)

	(1)	(2)
	NV5 Holdings,	RBA	Pro forma		Pro forma
	Inc.	Group	Adjustments		Combined

Gross Revenues	$63,634	$17,839	$-		$81,473

Direct costs:
Salaries and wages	22,266	6,273	-		28,539
Sub-consultant services	8,447	2,638	-		11,085
Other direct costs	4,665	1,209	-		5,874
Total direct costs	35,378	10,120	-		45,498

Gross Profit	28,256	7,719	-		35,975

Operating Expenses:
Salaries and wages, payroll taxes and benefits	14,709	5,552	-		20,261
General and administrative	5,740	694	-		6,434
Facilities and facilities related	1,864	1,362	-		3,226
Depreciation and amortization	1,398	85	456	(F)	1,939

Total operating expenses	23,711	7,693	456		31,860

Income from operations	4,545	26	(456)		4,115

Other (expense) income:
Interest expense	(102)	(51)	(60)	(G)	(213)
Other, net	-	(38)			(38)
Total other (expense) income	(102)	(89)	(60)		(251)

Income (loss) before income tax expense	4,443	(63)	(516)		3,864
Income tax expense	(1,625)	(38)	181	(H)	(1,482)

Net income and comprehensive income	$2,818	$(101)	$(335)		$2,382

Earnings per share:
Basic	$0.48				$0.40
Diluted	$0.44				$0.37

Weighted-average common shares outstanding:
Basic	5,914,405				5,914,405
Diluted	6,437,546				6,437,546

See accompanying notes to unaudited condensed combined pro forma financial information.

(1) As reported in NV5’s Quarterly Report on Form 10-Q for the period ended June 30, 2015 filed with the Securities and Exchange Commission (“SEC”) on August 14, 2015.

(2) RBA’s historical information included in the unaudited pro forma condensed consolidated combined statement of operations for the six months ended June 30, 2015 is derived by subtracting RBA’s unaudited consolidated statement of operations for the three months ended December 31, 2014 from its unaudited consolidated statement of operations for the nine months ended June 30, 2015.

NOTES TO CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION

(dollars in thousands)

(UNAUDITED)

1. Basis of Pro Forma Presentation

On July 1, 2015, NV5 Holdings, Inc. (“NV5” or “the Company”) acquired all the outstanding shares of capital stock of The RBA Group, Inc., Engineers, Architects and Planners, a New Jersey corporation (“RBA”), an engineering, planning, and architectural firm providing services to federal, state and local governmental agencies and the private sector in the Eastern region of the United States (the “Acquisition”). The purchase price was up to $13,000 consisting of $8,000 in cash, a $4,000 promissory note (bearing interest at a rate of 3.0% per annum) that is payable in four equal payments of $1,000 plus accrued and unpaid interest each and due on the first, second, third, and fourth anniversaries of the closing date of July 1, 2015. The purchase price also included a non-interest bearing earn-out ("Contingent Consideration") of up to $1,000 payable in cash or a combination of cash and the Company’s common stock, subject to the achievement of certain agreed upon financial metrics for calendar years 2016 and 2017.

2. Pro Forma Adjustments

The accompanying unaudited pro forma combined statements of income have been prepared as if the Acquisition was completed on January 1, 2014 for statement of income purposes and as of June 30, 2015 for balance sheet purposes and reflects the following pro forma adjustments:

(A)

The total purchase price of up to $13,000 for the Acquisition, which includes a preliminary estimated fair value of $850 for the $1,000 Contingent Consideration, consisted of the following components (in thousands):

Purchase price:
Initial cash paid at closing	$8,000
Promissory note	4,000
Contingent Consideration A 2016 (stock)	425
Contingent Consideration B 2017 (stock)	425
$12,850

(B)

The Acquisition has been accounted for under the acquisition method of accounting. Under the acquisition method of accounting, the total acquisition consideration price was allocated to the assets acquired and liabilities assumed based on their preliminary estimated fair values. The fair value measurements utilize estimates based on key assumptions of the Acquisition, and historical and current market data. The excess of the purchase price over the total of preliminary estimated fair values assigned to tangible and identifiable intangible assets acquired and liabilities assumed is recognized as goodwill. In order to ultimately determine the fair values of tangible and intangible assets acquired and liabilities assumed for RBA, we engaged a third party independent valuation specialist, however as of the date of this report, the valuation was not complete. For purposes of these pro forma financial statements, the Company has estimated the preliminary purchase price allocations based on historical inputs and data as of June 30, 2015. The actual purchase price allocation will be based on data as of July 1, 2015, once the third party independent valuation specialist has completed the final purchase price allocation. The table below shows the preliminary purchase price allocations based on the Company’s estimates:

NOTES TO CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION

(dollars in thousands)

(UNAUDITED)

Non-compete	$325
Trade Name	331
Customer Relationships	2,558
Backlog	896
Total Intangibles	4,110

Goodwill (including assembled workforce)	4,307

Grand Total	$8,417

The preliminary allocation of the purchase price is based on the best information available and is pending, amongst other things: (i) the finalization of the valuation of the fair values and useful lives of property and equipment acquired; (ii) finalization of the valuations and useful lives for intangible assets; (iii) finalization of the valuation of accounts payable and accrued expenses; (iv) finalization of deferred tax balances and; (v) finalization of the fair value of noncash consideration. During the measurement period (which is the period required to obtain all necessary information that existed at the acquisition date, or to conclude that such information is unavailable, not to exceed one year), additional assets or liabilities may be recognized, or there could be changes to the amounts of assets or liabilities previously recognized on a preliminary basis, if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets or liabilities as of that date. The Company expects the purchase price allocations for the acquisition of RBA to be completed by the end of the third quarter of 2015.

(C)

These pro forma adjustments to the Condensed Consolidated Balance Sheets represent the termination of the RBA Deferred Compensation Plan and the aggregate value of the corresponding Available for Sale Securities (investment assets), in accordance with Stock Purchase Agreement.

(D)

These pro forma adjustments to the Condensed Consolidated Balance Sheets represent the Payoff Amounts due at Closing, to terminate the Indebtedness of RBA related to the non-transferrable (i) Advised Line of Credit Note, (ii) Business Purpose Promissory Note and (iii) Term Note held with JPMorgan Chase Bank NA, in accordance with Stock Purchase Agreement.

(E)	These pro forma adjustment to the Condensed Consolidated Balance Sheets represent the reversal of the Equity of RBA which were not included as part of the Acquisition.

(F)

Trade names are amortized on a straight-line basis over their estimated lives of one year. Customer backlog and customer relationships are amortized based on the future expected revenues, with weighted average amortization periods ranging from 1 to 7 years. Non-compete agreements are amortized over their contractual lives of four years.

This pro forma adjustment to the Condensed Combined Pro forma Statement of Income reflects the recording of amortization expense for the intangible assets acquired in the Acquisition, based on the preliminary estimates of the fair values of the intangible assets acquired, and the estimated amortization periods:

NOTES TO CONDENSED COMBINED PRO FORMA FINANCIAL INFORMATION

(dollars in thousands)

(UNAUDITED)

Year ended December 31, 2014
Non-compete	$93
Trade Name	265
Customer Relationships	256
Backlog	299
Subtotal	912

(G)

This pro forma adjustment reflects interest expense on the $4,000 uncollateralized promissory note issued to the former owners of RBA (bearing interest at a rate of 3.0% per annum), payable in four equal payments of $1,000 plus accrued and unpaid interest each and due on the first, second, third, and fourth anniversaries of the closing date of July 1, 2015.

(H)	This pro forma adjustment reflects the income tax effect of the operations of RBA and of the pro forma adjustments using the statutory income tax rate of NV5 of 35%.